                    Prospectus
                                                            [MERRILL LYNCH LOGO]

                              Merrill Lynch Focus Twenty Fund, Inc.

                                                             December 21, 1999

                    [MERRILL LYNCH ARTWORK]
                                                 (as supplemented March 3, 2000)

                    THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Table  of  Contents

                                                             PAGE
[KEY FACTS ICON]
KEY FACTS
-----------------------------------------------------------------
Merrill Lynch Focus Twenty Fund, Inc. at a Glance...........    3
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[FUND DETAILS ICON]
DETAILS ABOUT THE FUND
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    8
About the Portfolio Manager.................................   12

[YOUR ACCOUNT ICON]
YOUR ACCOUNT
-----------------------------------------------------------------
Merrill Lynch Select Pricing(SM) System.....................   15
How to Buy, Sell, Transfer and Exchange Shares..............   22
How Shares are Priced.......................................   26
Dividends and Taxes.........................................   26

[MANAGEMENT ICON]
MANAGEMENT OF THE FUND
-----------------------------------------------------------------
Fund Asset Management.......................................   28
Master/Feeder Structure.....................................   29

[MORE INFORMATION ICON]
FOR MORE INFORMATION
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERRILL LYNCH FOCUS TWENTY FUND, INC.

Key Facts [KEY FACTS ICON]

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.

PREFERRED STOCK -- class of capital stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

CONVERTIBLE SECURITIES -- corporate securities (usually preferred stock or bonds) that are exchangeable for a fixed number of other securities (usually common stock) at a set price or formula.

WARRANT -- a security that gives the right to buy a quantity of stock.

MERRILL LYNCH FOCUS TWENTY FUND, INC. AT A GLANCE
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek long-term capital appreciation.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund, a non-diversified fund, invests primarily in COMMON STOCKS of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. To a lesser extent, the Fund also may invest in PREFERRED STOCK, CONVERTIBLE SECURITIES, WARRANTS and rights to subscribe to common stock of these companies. We cannot guarantee that the Fund will achieve its investment objective.

Fund management focuses primarily on earnings growth in determining which securities to buy and when to sell them for the Fund. Fund management will emphasize common stocks of companies with large stock market capitalizations (greater than $5 billion).

The Fund is a "feeder" fund that invests all of its assets in a "master" portfolio, the Master Focus Twenty Trust (the "Trust"), that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Trust. For simplicity, this Prospectus uses the term "Fund" to include the Trust.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments -- and therefore the value of your Fund shares -- may fluctuate. These changes may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. The Fund is also subject to the risk that the stocks that Fund management selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance. If the value of the Fund's investments goes down, you may lose money.

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                          3

[KEY FACTS ICON]

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

       - Are investing with long-term goals in mind, such as retirement or funding a child's education

       - Want a professionally managed portfolio

       - Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation

       - Are not looking for a significant amount of current income

       - Are prepared to receive taxable distributions.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

This Prospectus does not include a Risk/Return Bar Chart because as of the date of this Prospectus the Fund had just commenced operations.

 4
MERRILL LYNCH FOCUS TWENTY FUND, INC.

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

SHAREHOLDER FEES -- these fees include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEE -- a fee paid to the Manager for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
              YOUR INVESTMENT)(a):                  CLASS A   CLASS B(b)    CLASS C    CLASS D
-----------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  purchases (as a percentage of offering price)    5.25%(c)   None         None       5.25%(c)
-----------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a
  percentage of original purchase price or
  redemption proceeds, whichever is lower)         None(d)    4.00%(c)     1.00%(c)   None(d)
-----------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on Dividend
  Reinvestments                                    None       None         None       None
-----------------------------------------------------------------------------------------------
  Redemption Fee                                   None       None         None       None
-----------------------------------------------------------------------------------------------
  Exchange Fee                                     None       None         None       None
-----------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
 ARE DEDUCTED FROM THE FUND'S TOTAL ASSETS)(e):
-----------------------------------------------------------------------------------------------
  MANAGEMENT FEE(f)                                0.85%      0.85%        0.85%      0.85%
-----------------------------------------------------------------------------------------------
  DISTRIBUTION AND/OR SERVICE (12b-1) FEES(g)      None       1.00%        1.00%      0.25%
-----------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency
  fees)(h)                                         0.40%      0.40%        0.40%      0.40%
-----------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES              1.25%      2.25%        2.25%      1.50%
-----------------------------------------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

(b) Class B shares automatically convert to Class D shares about 8 years after you buy them and will no longer be subject to distribution fees.

(c) Some investors may qualify for reductions in the sales charge (load).

(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e) The fees and expenses include the expenses of the Fund and the Trust.

(f) Paid by the Trust. The Manager or its affiliates provides accounting services to the Trust at its cost.

(g) The Fund calls the Service Fee an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(h) Based on estimated amounts for the current fiscal year. The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of- pocket expenses. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year.

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                          5

[KEY FACTS ICON] Key Facts

EXAMPLE

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                        1 YEAR   3 YEARS
----------------------------------------
 Class A                 $646     $901
----------------------------------------
 Class B                 $628     $903
----------------------------------------
 Class C                 $328     $703
----------------------------------------
 Class D                 $670     $974
----------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                        1 YEAR   3 YEARS
----------------------------------------
 Class A                 $646     $901
----------------------------------------
 Class B                 $228     $703
----------------------------------------
 Class C                 $228     $703
----------------------------------------
 Class D                 $670     $974
----------------------------------------

6                                          MERRILL LYNCH FOCUS TWENTY FUND, INC.

Details About the Fund [DETAILS ABOUT THE FUND ICON]

ABOUT THE PORTFOLIO MANAGER

James D. McCall is a Senior Vice President and the Portfolio Manager of the Fund. Mr. McCall has been a First Vice President of Merrill Lynch Asset Management since November 1999. Prior to joining Merrill Lynch Asset Management, Mr. McCall was a portfolio manager for the PBHG family of mutual funds from 1994 to 1999.

ABOUT THE MANAGER

The Fund is managed by Fund Asset Management.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is to seek long-term capital appreciation. The Fund tries to achieve its investment objective by investing primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. Fund management begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Fund management then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Fund management evaluates the quality of each company's earnings and tries to determine whether the company can sustain or increase its current growth trend. Fund management believes that this disciplined investment process enables it to construct a portfolio of investments with strong growth characteristics.

Although the Fund emphasizes investment in common stocks, it may also invest in other equity securities including, but not limited to, the following:

       - Securities convertible into common stock

       - Preferred stock

       - Rights and warrants to subscribe to common stock

The Fund generally will invest at least 65% of its total assets in equity securities. Normally, the Fund will invest in the common stocks of not less than 20 companies. The Fund may invest in companies of any size but emphasizes common stocks of companies with large stock market capitalizations (greater than $5 billion.)

The Fund may invest without limitation in the securities of foreign companies in the form of American Depositary Receipts ("ADRs"). In addition, the Fund may invest up to 10% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign companies.

The Fund may also lend its portfolio securities.

The Fund may invest in investment grade, non-convertible debt securities and U.S. Government securities of any maturity, although it typically will not do so to a significant extent. The Fund may invest in excess of 35% of its total assets in cash or U.S. dollar-denominated high quality short-term debt


MERRILL LYNCH FOCUS TWENTY FUND, INC.                                          7

[DETAILS ABOUT THE FUND ICON] Details About the Fund

instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing. Normally, a portion of the Fund's assets will be held in these short-term instruments in anticipation of investment in equities or to meet redemptions. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund's losses, they can prevent the Fund from achieving its investment objective.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objectives, or that the Fund's performance will be positive over any period of time.

The Fund's principal risks are market risk, selection risk and concentration risk.

MARKET RISK AND SELECTION RISK -- Market risk is the risk that the U.S. or foreign equity markets will go down in value, including the possibility that the U.S. or foreign equity markets will go down sharply and unpredictably. In particular, the equity securities purchased by the Fund may be particularly sensitive to changes in earnings or interest rate increases because they typically have higher price-earnings ratios. Selection risk is the risk that the stocks that Fund management selects will underperform the markets or other funds with similar investment objectives and investment strategies.

CONCENTRATION RISK -- The Fund is a non-diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

The Fund also may be subject to risks associated with the following investment strategies.

CONVERTIBLES -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is

8                                          MERRILL LYNCH FOCUS TWENTY FUND, INC.

convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

WARRANTS -- A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

FOREIGN MARKET RISK -- Since the Fund may invest in foreign securities, they offer the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. Such investments, however, involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States. Foreign markets may have different clearance and settlement procedures, which may delay settlement of transactions involving foreign securities. The Fund may miss investment opportunities or be unable to sell an investment because of these delays. The risks of investing in foreign securities are generally greater for investments in emerging markets.

DEPOSITARY RECEIPTS -- The Fund may invest in securities of foreign issuers in the form of Depositary Receipts. American Depositary Receipts are receipts

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                          9

[DETAILS ABOUT THE FUND ICON] Details About the Fund

typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

ILLIQUID SECURITIES -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES -- Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so they may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

RULE 144A SECURITIES -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

DEBT SECURITIES -- Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

SECURITIES LENDING -- Securities lending involves the risk that the borrower to which the Fund has loaned its securities may not return the securities in a timely manner or at all. As a result, the Fund might suffer costs and delay in

10                                         MERRILL LYNCH FOCUS TWENTY FUND, INC.

recovering the securities it loaned. In addition, if the Fund does not get the securities it loaned back and the value of the collateral the Fund received in return for the loaned securities falls, the Fund could lose money.

REPURCHASE AGREEMENTS; PURCHASE AND SALE CONTRACTS -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

DERIVATIVES -- The Fund may use derivative instruments including futures, options, indexed securities, inverse securities and swaps. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as Standard & Poor's 500 Index. Derivatives allow the Fund to increase or decrease their risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

      CREDIT RISK -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

      CURRENCY RISK -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                         11

[DETAILS ABOUT THE FUND ICON] Details About the Fund

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

ABOUT THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

James D. McCall, a First Vice President of Merrill Lynch Asset Management, L.P. since 1999 and a Senior Vice President and the Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Trust's portfolio. Mr. McCall, a Chartered Financial Analyst, has had 10 years experience as a portfolio manager. He was a portfolio manager at the PBHG family of mutual funds from 1994 to 1999. He managed a number of registered mutual funds, including the PBHG Large Cap 20 Fund series of The PBHG Funds, Inc. from its inception on November 29, 1996 to May 14, 1999. Mr. McCall also managed the PBHG Select 20 Portfolio of PBHG Insurance Series Fund, Inc., a variable annuity contract portfolio, from its inception on September 25, 1997 to May 14, 1999. The investment objective, policies and strategies of the PBHG Large Cap 20 Fund and the PBHG Select 20 Portfolio are substantially similar in all material respects to those of the Fund.

The cumulative total return for the PBHG Large Cap 20 Fund from its inception on November 29, 1996 through March 31, 1999 was 144.00%. At March 31, 1999, the PBHG Large Cap 20 Fund had approximately $604.0 million in net assets. The cumulative total return for the PBHG Select 20 Portfolio from its inception on September 25, 1997 through March 31, 1999 was 79.30%. At March 31, 1999, the PBHG Select 20 Portfolio had approximately $432.8 million in net assets. As portfolio manager of the PBHG Large Cap 20 Fund and the PBHG Select 20 Portfolio for the periods indicated above, Mr. McCall had full discretionary authority over the

12                                         MERRILL LYNCH FOCUS TWENTY FUND, INC.

selection of investments for each fund and was primarily responsible for the day-to-day management of each fund. No other person played a significant role in managing each fund from their respective inception dates through May 14, 1999. Average annual returns for the one-year and two-year periods ended March 31, 1999 to the extent applicable and for the entire period during which Mr. McCall managed the PBHG Large Cap 20 Fund and the PBHG Select 20 Portfolio compared with the performance of the Standard & Poor's 500 Index are set forth below.

      PRIOR PERFORMANCE OF                                                             LIPPER
    SIMILAR FUNDS PREVIOUSLY                                                          LARGE-CAP
         MANAGED BY THE             PBHG LARGE       PBHG SELECT 20      S&P 500       GROWTH
       PORTFOLIO MANAGER:         CAP 20(1) FUND      PORTFOLIO(2)      INDEX(3)      FUNDS(6)
-------------------------------------------------------------------------------------------------
 One Year Ended March 31, 1999        52.52%             49.79%           18.46%        29.67%
-------------------------------------------------------------------------------------------------
 Two Years Ended March 31, 1999       62.33%                N/A           32.41%        38.16%
-------------------------------------------------------------------------------------------------
 PBHG Large Cap 20 Fund
 Inception(4) though May 14,
 1999                                 41.23%                N/A           28.11%        27.75%
-------------------------------------------------------------------------------------------------
 PBHG Select 20 Portfolio
 Inception(5) though May 14,
 1999                                    N/A             39.73%           26.12%        27.75%
-------------------------------------------------------------------------------------------------

(1) Average annual total return reflects changes in share prices and reinvestment of dividends and is net of fund expenses. During the periods indicated, PBHG Large Cap 20 Fund was sold without a front-end sales charge that would reduce returns. Although a co-manager for the PBHG Large Cap 20 Fund was named for a portion of the periods indicated, Mr. McCall was primarily responsible for the day-to-day management of that fund.

(2) Average annual total return reflects changes in share prices and reinvestment of dividends and is net of fund expenses. From the commencement of operations through December 31, 1998, Pilgrim Baxter & Associates, Ltd. voluntarily waived a portion of the annual management fee payable by the PBHG Select 20 Portfolio and agreed to pay certain expenses of the PBHG Select 20 Portfolio to the extent necessary to ensure that the total annual operating expenses of the PBHG Select 20 Portfolio did not exceed 1.20% of its average daily net assets. Without such waivers, returns would have been lower. Moreover, average annual total return does not reflect a deduction for insurance account fees, which if reflected, would also reduce the returns shown. During the periods indicated, PBHG Select 20 Portfolio was sold without a front-end sales charge that would reduce returns.

(3) The Standard & Poor's 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The index is adjusted to reflect reinvestment of dividends.

(4) The inception date for the PBHG Large Cap 20 Fund was November 29, 1996.

(5) The inception date for the PBHG Select 20 Portfolio was September 25, 1997.

(6) Lipper Large-Cap Growth Funds, as classified by Lipper Inc., are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                         13

[DETAILS ABOUT THE FUND ICON] Details About the Fund

HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PBHG LARGE CAP 20 FUND AND THE PBHG SELECT 20 PORTFOLIO ARE SEPARATE FUNDS AND THEIR HISTORICAL PERFORMANCE IS NOT INDICATIVE OF THE POTENTIAL PERFORMANCE OF THE FUND. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

14                                         MERRILL LYNCH FOCUS TWENTY FUND, INC.

Your Account [YOUR ACCOUNT ICON]

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").


MERRILL LYNCH FOCUS TWENTY FUND, INC.                                         15

 [YOUR ACCOUNT ICON]

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                                   CLASS A                       CLASS B                       CLASS C
---------------------------------------------------------------------------------------------------------------
 Availability              Limited to certain            Generally available           Generally available
                           investors including: -        through Merrill Lynch.        through Merrill Lynch.
                           Current Class A               Limited availability          Limited availability
                                       shareholders      through other securities      through other securities
                           - Certain Retirement          dealers.                      dealers.
                             Plans
                           - Certain affiliates of
                             Merrill Lynch.
---------------------------------------------------------------------------------------------------------------
 Initial Sales             Yes. Payable at time of       No. Entire purchase           No. Entire purchase
 Charge?                   purchase. Lower sales         price is invested in          price is invested in
                           charges available for         shares of the Fund.           shares of the Fund.
                           certain larger
                           investments.
---------------------------------------------------------------------------------------------------------------
 Deferred Sales            No. (May be charged for       Yes. Payable if you           Yes. Payable if you
 Charge?                   purchases over $1             redeem within four years      redeem within one year
                           million that are              of purchase.                  of purchase.
                           redeemed within one
                           year.)
---------------------------------------------------------------------------------------------------------------
 Account Maintenance       No.                           0.25% Account                 0.25% Account
 and Distribution                                        Maintenance Fee 0.75%         Maintenance Fee 0.75%
 Fees?                                                   Distribution Fee.             Distribution Fee.
---------------------------------------------------------------------------------------------------------------
 Conversion to Class       No.                           Yes, automatically after      No.
 D shares?                                               approximately eight
                                                         years.
---------------------------------------------------------------------------------------------------------------

                               CLASS D
 Availability          Generally available
                       through Merrill Lynch.
                       Limited availability
                       through other securities
                       dealers.
------------------------------------------------------------------------
 Initial Sales         Yes. Payable at time of
 Charge?               purchase. Lower sales
                       charges available for
                       larger investments.
-------------------------------------------------------------------------------------------------
 Deferred Sales        No. (May be charged for
 Charge?               purchases over $1
                       million that are
                       redeemed within one
                       year.)
---------------------------------------------------------------------------------------------------------------
 Account Maintenance   0.25% Account
 and Distribution      Maintenance Fee No
 Fees?                 Distribution Fee.
---------------------------------------------------------------------------------------------------------------
 Conversion to Class   No.
 D shares?
---------------------------------------------------------------------------------------------------------------

 16                       MERRILL LYNCH FOCUS TWENTY FUND, INC.

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer select pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing(SM) funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS A AND D SHARES -- INITIAL SALES CHARGE OPTIONS

If you select Class A or D shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                        DEALER
                                                                     COMPENSATION
                              AS A % OF            AS A % OF           AS A % OF
     YOUR INVESTMENT        OFFERING PRICE     YOUR INVESTMENT*     OFFERING PRICE
-----------------------------------------------------------------------------------
 Less than $25,000              5.25%                5.54%               5.00%
-----------------------------------------------------------------------------------
 $25,000 but less than
 $50,000                        4.75%                4.99%               4.50%
-----------------------------------------------------------------------------------
 $50,000 but less than
 $100,000                       4.00%                4.17%               3.75%
-----------------------------------------------------------------------------------
 $100,000 but less than
 $250,000                       3.00%                3.09%               2.75%
-----------------------------------------------------------------------------------
 $250,000 but less than
 $1,000,000                     2.00%                2.04%               1.80%
-----------------------------------------------------------------------------------
 $1,000,000 and over**          0.00%                0.00%               0.00%
-----------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class A or D shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A and D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or D shares may apply for:

       - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT

       - Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

       - Certain employer-sponsored retirement or savings plans

       - Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                         17

[YOUR ACCOUNT ICON] Your Account

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A shares since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under a distribution plan that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

CLASS B SHARES

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually

 18                                     MERRILL LYNCH FOCUS TWENTY FUND, INC.

decreases as you hold your shares over time, according to the following schedule:

  YEARS SINCE PURCHASE     SALES CHARGE*
------------------------------------------
 0 - 1                    4.00%
------------------------------------------
 1 - 2                    3.00%
------------------------------------------
 2 - 3                    2.00%
------------------------------------------
 3 - 4                    1.00%
------------------------------------------
 4 AND THEREAFTER         0.00%
------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

       - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

       - Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers

       - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

       - Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B or Class C account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class D shares is not a taxable event for Federal income tax purposes.

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                         19

[YOUR ACCOUNT ICON] Your Account

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision. The Fund does not issue share certificates.

 20                                       MERRILL LYNCH FOCUS TWENTY FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Buy Shares                First, select the share class              Refer to the Merrill Lynch Select Pricing table on page 16.
                          appropriate for you                        Be sure to read this prospectus carefully.
                          ------------------------------------------------------------------------------------------------------
                          Next, determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                          investment                                 all accounts except that it is $100 for retirement plans.
                                                                     (The minimums for initial investments may be waived or
                                                                     reduced under certain circumstances.)
                          ------------------------------------------------------------------------------------------------------
                          Have your Merrill Lynch Financial          The price of your shares is based on the next calculation
                          Consultant or securities dealer            of net asset value after your order is placed. Any purchase
                          submit your purchase order                 orders placed prior to the close of business on the New
                                                                     York Stock Exchange (generally, 4:00 p.m. Eastern time)
                                                                     will be priced at the net asset value determined that day.
                                                                     Purchase orders placed after that time will be priced at
                                                                     the net asset value determined on the next business day.
                                                                     The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently
                                                                     $5.35.
                          ------------------------------------------------------------------------------------------------------
                          Or contact the Transfer Agent              To purchase shares directly, call the Transfer Agent at
                                                                     1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
--------------------------------------------------------------------------------------------------------------------------------
Add to Your               Purchase additional shares                 The minimum investment for additional purchases is
Investment                                                           generally $50 except that retirement plans have a minimum
                                                                     additional purchase of $1 and certain programs, such as
                                                                     automatic reinvestment plans, may have higher minimums.
                                                                     (The minimums for additional purchases may be waived under certain circumstances.)
                          ------------------------------------------------------------------------------------------------------
                          Acquire additional shares through          All dividends are automatically reinvested without a sales
                          the automatic dividend reinvestment        charge.
                          plan
                          ------------------------------------------------------------------------------------------------------
                          Participate in the automatic               You may invest a specific amount on a periodic basis
                          investment plan                            through certain Merrill Lynch investment or central asset
                                                                     accounts.
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to        Transfer to a participating                You may transfer your Fund shares only to another
Another Securities        securities dealer                          securities dealer that has entered into an agreement with
Dealer                                                               Merrill Lynch. Certain shareholder services may not be
                                                                     available for the transferred shares. You may only purchase additional shares of funds previously owned before the
                                                                     transfer. All future trading of these shares must be
                                                                     coordinated by the receiving firm.
                          ------------------------------------------------------------------------------------------------------
                          Transfer to a non-participating            You must either: -- Transfer your shares to an account with
                          securities dealer                          the Transfer Agent; or -- Sell your shares, paying any
                                                                     applicable deferred sales charge.
--------------------------------------------------------------------------------------------------------------------------------

                          MERRILL LYNCH FOCUS TWENTY FUND, INC.               21

[YOUR ACCOUNT ICON] Your Account

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares          Have your Merrill Lynch Financial          The price of your shares is based on the next calculation
                          Consultant or securities dealer            of net asset value after your order is placed. For your
                          submit your sales order                    redemption request to be priced at the net asset value on
                                                                     the day of your request, you must submit your request to
                                                                     your dealer prior to the close of business on the New York
                                                                     Stock Exchange (generally 4:00 p.m. Eastern time). Any
                                                                     redemption request placed after that time will be priced at the net asset value at the close of business on the next
                                                                     business day.
                                                                     Securities dealers, including Merrill Lynch, may charge a
                                                                     fee to process a redemption of shares. Merrill Lynch
                                                                     currently charges a fee of $5.35. No processing fee is
                                                                     charged if you redeem shares directly through the Transfer
                                                                     Agent. The Fund may reject an order to sell shares under
                                                                     certain circumstances.
                          ------------------------------------------------------------------------------------------------------
                          Sell through the Transfer Agent            You may sell shares held at the Transfer Agent by writing
                                                                     to the Transfer Agent at the address on the inside back
                                                                     cover of this prospectus. All shareholders on the account
                                                                     must sign the letter. A signature guarantee will generally be required but may be waived in certain limited
                                                                     circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union,
                                                                     savings and loan association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates,
                                                                     return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days
                                                                     following receipt of a properly completed request. If you
                                                                     make a redemption request before the Fund has collected
                                                                     payment for the purchase of shares, the Fund or the
                                                                     Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days. Check with the Transfer
                                                                     Agent or your Merrill Lynch Financial Consultant for
                                                                     details.
--------------------------------------------------------------------------------------------------------------------------------
Sell Shares               Participate in the Fund's Systematic       You can choose to receive systematic payments from your
Systematically            Withdrawal Plan                            Fund account either by check or through direct deposit to
                                                                     your bank account on a monthly or quarterly basis. If you
                                                                     have a Merrill Lynch CMA(R), CBA(R) or Retirement Account
                                                                     you can arrange for systematic redemptions of a fixed
                                                                     dollar amount on a monthly, bi-monthly, quarterly,
                                                                     semi-annual or annual basis, subject to certain conditions.
                                                                     Under either method you must have dividends automatically
                                                                     reinvested. For Class B and C shares your total annual
                                                                     withdrawals cannot be more than 10% per year of the value
                                                                     of your shares at the time your plan is established. The
                                                                     deferred sales charge is waived for systematic redemptions.
                                                                     Ask your Merrill Lynch Financial Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------

 22                       MERRILL LYNCH FOCUS TWENTY FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Exchange Your             Select the fund into which you want        You can exchange your shares of the Fund for shares of many
Shares                    to exchange. Be sure to read that          other Merrill Lynch mutual funds. You must have held the
                          fund's prospectus                          shares used in the exchange for at least 15 calendar days
                                                                     before you can exchange to another fund.
                                                                     Each class of Fund shares is generally exchangeable for
                                                                     shares of the same class of another Merrill Lynch fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to
                                                                     purchase Class A shares), you will exchange into Class D
                                                                     shares. Some of the Merrill Lynch mutual funds impose a
                                                                     different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund
                                                                     with a higher initial sales charge than you originally
                                                                     paid, you will be charged the difference at the time of
                                                                     exchange. If you exchange Class B shares for shares of a
                                                                     fund with a different deferred sales charge schedule, the
                                                                     higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your
                                                                     holding period for calculating a deferred sales charge at
                                                                     redemption. If you exchange Class A or D shares for money
                                                                     market fund shares, you will receive Class A shares of
                                                                     Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit. Although
                                                                     there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or
                                                                     terminated at any time in the future.
--------------------------------------------------------------------------------------------------------------------------------

                          MERRILL LYNCH FOCUS TWENTY FUND, INC.               23

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding. DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

[YOUR ACCOUNT ICON]

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute at least annually any net investment income and any net realized long or short-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

 24
MERRILL LYNCH FOCUS TWENTY FUND, INC.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                         25

FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------

Fund Asset Management, L.P., the Fund's Manager, manages the Trust's investments under the overall supervision of the Board of Trustees of the Trust. The advisory agreements between the Trust and the Manager give the Manager the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Manager may pay a fee for services it receives. The Trust pays the Manager a fee at the annual rate of 0.85% of the average daily net assets of the Trust.

Fund Asset Management, L.P. was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Fund Asset Management, L.P. is part of Asset Management Group of Merrill Lynch & Co., Inc., which had approximately $550 billion in investment company and other portfolio assets under management as of January 2000. This amount includes assets managed for affiliates of the Manager.

[MANAGEMENT ICON]

 26
MERRILL LYNCH FOCUS TWENTY FUND, INC.

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

The Fund is a "feeder" fund that invests all of its assets in the Trust. (Except where indicated, this prospectus uses the term "Fund" to mean this feeder fund and the Trust taken together.) Investors in the Fund will acquire an indirect interest in the Trust.

The Trust may accept investments from other feeder funds, and all the feeders of the Trust bear the portfolio's expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the Trust on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-MER-FUND.

Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the master portfolio.

The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

MERRILL LYNCH FOCUS TWENTY FUND, INC.                                         27

[MANAGEMENT OF THE FUND ICON] Management of The Fund

A NOTE ABOUT YEAR 2000

As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. Fund management does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Fund and its investments could be negatively affected.

 28                                     MERRILL LYNCH FOCUS TWENTY FUND, INC.

                         [ML POTENTIAL INVESTORS CHART]

                                                  POTENTIAL
                                                  INVESTORS

                                        Open an account (two options).

                            1                                                             2

                      MERRILL LYNCH                                                 TRANSFER AGENT
                   FINANCIAL CONSULTANT
                   OR SECURITIES DEALER                                     FINANCIAL DATA SERVICES, INC.
                                                                               ADMINISTRATIVE OFFICES
                                                                              4800 Deer Lake Drive East
   Advises shareholders on their Trust investments.                         Jacksonville, Florida 32246-6484

                                                                                    MAILING ADDRESS
                                                                                    P.O. Box 45289
                                                                          Jacksonville, Florida 32232-5289

                                                                                Performs shareholder
                                                                        recordkeeping and reporting services.


                                                 DISTRIBUTOR

                                       MERRILL LYNCH FUNDS DISTRIBUTOR,
                               A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.
                                                P.O. Box 9081
                                       Princeton, New Jersey 08543-9081

                                    Arranges for the sale of Trust shares.






                   COUNSEL                                                                 CUSTODIAN

                BROWN & WOOD LLP                    THE TRUST                        THE BANK OF NEW YORK
            One World Trade Center                                                   90 Washington Street
         New York, New York 10048-0557        The Board of Directors                      12th Floor
                                                oversees the Trust.                 New York, New York 10286
       Provides legal advice to the Trust.
                                                                            Holds the Trust's assets for safekeeping.





            INDEPENDENT AUDITORS                                        MANAGER

            DELOITTE & TOUCHE LLP                                FUND ASSET MANAGEMENT, L.P.
        Princeton Forrestal Village                                ADMINISTRATIVE OFFICES
         116-300 Village Boulevard                                 800 Scudders Mill Road
      Princeton, New Jersey 08540-6400                          Plainsboro, New Jersey 08536

            Audits the financial                                      MAILING ADDRESS
    statements of the Trust on behalf of                               P.O. Box 9011
             the shareholders.                                Princeton, New Jersey 08543-9011


                                                                     TELEPHONE NUMBER
                                                                      1-800-MER-FUND

                                                        Manages the Trust's day-to-day activities.

                                                          MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED
                                                                     33 King William Street
                                                                        London, EC4R9AS
                                                                           England

                                                               Sub-Adviser to the Trust.




                     MERRILL LYNCH FOCUS TWENTY FUND, INC.

For More Information [FOR MORE INFORMATION ICON]

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.

Investment Company Act File #811-09651.
Code #19080-
(C) Fund Asset Management, L.P.

Prospectus

[Merrill Lynch Logo]



Merrill Lynch
Focus Twenty
Fund, Inc.

[MERRILL LYNCH ARTWORK]

                               December 21, 1999
                                (as supplemented
                                 March 3, 2000)

                      STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH FOCUS TWENTY FUND, INC.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800

                            ------------------------

     Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks to provide shareholders with long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund is a "feeder" fund that invests all of its assets in the Master Focus Twenty Trust (the "Trust") that has the same investment objective as the Fund. All investments will be made at the Trust level. The Fund's investment results will correspond directly to the investment results of the Trust. There can be no assurance that the Fund will achieve its investment objective.

     Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated December 21, 1999, as supplemented on March 3, 2000 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling 1-800-MER-FUND or your Merrill Lynch Financial Consultant, or by writing to the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

                            ------------------------

                        FUND ASSET MANAGEMENT -- MANAGER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------

   The date of this Statement of Additional Information is December 21, 1999
                       (as supplemented on March 3, 2000)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective and Policies...........................    2
  European Economic and Monetary Union ("EMU")..............    3
  Growth Securities.........................................    4
  Derivatives...............................................    4
  Convertible Securities....................................    8
  Debt Securities...........................................   10
  Warrants..................................................   10
  Other Investment Policies and Practices...................   10
  Investment Restrictions...................................   13
  Portfolio Turnover........................................   15
Management of the Fund......................................   16
  Directors and Officers....................................   16
  Compensation of Directors/Trustees........................   17
  Management and Advisory Arrangements......................   18
  Code of Ethics............................................   19
Purchase of Shares..........................................   19
  Initial Sales Charge Alternatives -- Class A and Class D
     Shares.................................................   20
  Deferred Sales Charges -- Class B and Class C Shares......   24
  Distribution Plans........................................   26
  Limitations on the Payment of Deferred Sales Charges......   27
Redemption of Shares........................................   27
  Redemption................................................   28
  Repurchase................................................   28
  Reinstatement Privilege -- Class A and Class D Shares.....   29
Pricing of Shares...........................................   29
  Determination of Net Asset Value..........................   29
Portfolio Transactions and Brokerage........................   31
  Transactions in Portfolio Securities......................   31
Shareholder Services........................................   32
  Investment Account........................................   32
  Exchange Privilege........................................   33
  Retirement Savings Plans..................................   35
  Automatic Investment Plans................................   35
  Automatic Dividend Reinvestment Plan......................   35
  Systematic Withdrawal Plans...............................   35
Dividends and Taxes.........................................   37
  Dividends.................................................   37
  Taxes.....................................................   37
  Tax Treatment of Options, Futures and Forward Foreign
     Exchange Transactions..................................   38
  Special Rules for Certain Foreign Currency Transactions...   39
Performance Data............................................   40
General Information.........................................   41
  Description of Shares.....................................   41
  Computation of Offering Price Per Share...................   42
  Independent Auditors......................................   42
  Custodian.................................................   42
  Transfer Agent............................................   43
  Legal Counsel.............................................   43
  Reports to Shareholders...................................   43
  Shareholder Inquiries.....................................   43
  Additional Information....................................   43

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term capital appreciation. The Fund, a non-diversified fund, tries to achieve its investment objective by investing primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. Fund management begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Fund management then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Fund management evaluates the quality of each company's earnings and tries to determine whether the company can sustain or increase its current growth trend. Fund management believes that this disciplined investment process enables it to construct a portfolio of investments with strong growth characteristics. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     The Fund is a "feeder" fund that invests all of its assets in the Trust which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Trust. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term "Fund" to include the Trust. There can be no assurance that the investment objective of the Fund or the investment objective of the Trust will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. The investment objective of the Trust is a fundamental policy of the Trust and may not be changed without the approval of a majority of the Trust's outstanding voting securities as defined in the Investment Company Act. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund and the Trust's investment objective and policies.

     Investment emphasis is placed on equities, primarily common stock and, to a lesser extent, securities convertible into common stock, preferred stock, warrants and rights to subscribe for common stock. The Fund generally will invest at least 65% of its total assets in equity securities. Normally, the Fund will invest in the common stocks of not less than 20 companies. The Fund may invest in companies of any size but emphasizes equity securities of companies having large stock market capitalizations (greater than $5 billion). The Fund may invest in non-convertible debt securities rated investment grade by a nationally recognized statistical ratings organization and U.S. Government securities, although it typically will not do so to a significant extent.

     The Fund may hold assets in cash or cash equivalents and investment grade, short term securities, including money market securities, in such proportions as, in the opinion of Fund management, prevailing market or economic conditions warrant or for temporary defensive purposes.

     The Fund may invest up to 10% of its total assets in equity securities of foreign issuers with the foregoing characteristics. (Purchases of American Depositary Receipts ("ADRs"), however, are not subject to this restriction.) Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Trust and the unrealized appreciation or depreciation of investments insofar as the U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     With respect to certain foreign countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The ability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     The Fund may invest in the securities of foreign issuers in the form of ADRs, European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

EUROPEAN ECONOMIC AND MONETARY UNION

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

     No assurance can be given that EMU will take effect, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

GROWTH SECURITIES

     As set forth this Prospectus and the Statement of Additional Information, the investment objective of the Fund is to seek long-term capital appreciation. The Fund, a non-diversified fund, tries to achieve its investment objective by investing primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. These "growth securities" may be particularly sensitive to changes in earnings or interest rate increases because they typically have higher price-earnings ratios. Moreover, the growth securities held by the Trust may never reach what Fund management believes their full value to be and may even go down in price.

DERIVATIVES

     The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

     Hedging. The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund investing in the Derivative or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. The Fund is not required to use hedging and may choose not to do so.

     The Fund may use the following types of derivative instruments and trading strategies:

Indexed Securities

     The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

     Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option in consideration for an up front payment (the "option premium"), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

     Purchasing Call Options. The Fund also may purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option in consideration for the option premium, the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

     The Fund also is authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

     The Fund also is authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

     Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

Futures

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

     The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

     Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a position held by the Trust. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a position held by the Trust by selling forward a currency in which a position held by the Trust is denominated or by purchasing a currency in which the Fund anticipates acquiring a position held by the Trust in the near future. The Fund may also hedge positions held by the Trust through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

     Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures". Currency futures involve substantial currency risk, and also involve leverage risk.

     Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

     Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if Fund Asset Management, L.P. (the "Manager") believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decreases its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

     It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

     Derivatives are volatile and involve significant risks, including:

          Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

          Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

          Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

          Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

     The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

     Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

     Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

CONVERTIBLE SECURITIES

     Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or
(ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible").

     The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, the Manager will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertible component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

     A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

     More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund's objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

     The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

DEBT SECURITIES

     Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. This risk is reduced to the extent the Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

WARRANTS

     The Fund may invest in warrants. Warrants are securities that permit but do not require the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

OTHER INVESTMENT POLICIES AND PRACTICES

     Temporary Investments. The Fund reserves the right, as a temporary defensive measure, and without limitation, to hold in excess of 35% of its total assets in cash or cash equivalents and investment grade, short-term securities including money market securities ("Temporary Investments"). Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Fund normally will be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions.

     Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of such investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are "restricted securities". Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and the purchasers and may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board of Directors. The Board of Directors has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     When Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of liquid securities having a market value at all times at least equal to the amount of the forward commitment.

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of Fund management, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, Fund management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.

     Securities Lending. Subject to the investment restrictions set forth in the Prospectus and herein, the Fund may, from time to time, lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

     Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Trust, the Fund, the Manager and its affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend on, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in securities, including the risk of loss of principal.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions and policies relating to the investment of the Fund's assets and its activities. The fundamental restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the Fund's assets below are in terms of current market value. Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

          1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Trust without the approval of the holders of a majority of the interests of the Trust.

     In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Fund have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Fund are not subject to the limitations set forth in this investment restriction.

          d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemption in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while a borrowing is outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund and the Trust have adopted an investment policy pursuant to which neither the Fund nor the Trust will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund or the Trust, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund or the Trust and margin deposits on the Fund's or the Trust's existing OTC options on financial futures contracts exceeds 15% of the net assets of the Fund or the Trust, taken at market value, together with all other assets of the Fund or the Trust that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or the Trust to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or the Trust has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or the Trust will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money"

(i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund or the Trust and may be amended by the Board of Directors of the Fund or the Board of Trustees of the Trust without the approval of the Fund's shareholders. However, the Directors or the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

     As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or
(b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sales contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Manager, the Fund and the Trust are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Fund and the Trust would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Non-Diversified Status

     The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow the Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends and Taxes -- Taxes." To qualify as a regulated investment company under the Code, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

PORTFOLIO TURNOVER

     Generally, the Fund will not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Manager in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors of the Fund consist of seven individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The same individuals serve as Trustees of the Trust and are sometimes referred to herein as the "non-interested Directors/Trustees". The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     TERRY K. GLENN (59) -- President and Director (1)(2) -- Executive Vice President of the Manager and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     JAMES H. BODURTHA (55) -- Director (2)(3) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

     HERBERT I. LONDON (60) -- Director (2)(3) -- 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

     JOSEPH L. MAY (70) -- Director (2)(3) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

     ANDRE F. PEROLD (47) -- Director (2)(3) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999.

     ROBERTA COOPER RAMO(57) -- Director (2)(3) -- P.O. Box 2168, 500 Fourth Street, N.W., Albuquerque, New Mexico 87103. Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

     ARTHUR ZEIKEL (67) -- Director (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") from 1990 to 1999.

     JAMES D. MCCALL (46) -- Senior Vice President and Portfolio Manager
(1)(2) -- First Vice President of MLAM since 1999; portfolio manager for the PBHG family of mutual funds from 1994 to 1999.

     ROBERT C. DOLL, JR. (45) -- Senior Vice President (1)(2) -- Senior Vice President of the Manager and MLAM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

     DONALD C. BURKE (39) -- Vice President and Treasurer (1)(2) -- Senior Vice President and Treasurer of the Manager and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

     SUSAN B. BAKER (42) -- Secretary (1)(2) -- Director (Legal Advisory) of MLAM since 1999; Vice President of MLAM from 1993 to 1999; Attorney associated with MLAM since 1987.
---------------
(1) Interested person, as defined in the Investment Company Act, of the Trust and the Fund.

(2) Such Director or officer is a trustee, director or officer of other investment companies for which the Manager, or one of its affiliates, acts as investment adviser or manager.

(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

     As of March 1, 2000, the officers and Directors of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. ("ML & Co.") and owned an aggregate of less than 1% of the outstanding shares of the Fund.

COMPENSATION OF DIRECTORS/TRUSTEES

     The Trust pays fees to each non-interested Director/Trustee for service to the Fund and the Trust. Each non-interested Director/Trustee receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Manager or its affiliate MLAM ("MLAM/FAM-advised funds"). The portion of the annual retainer allocated to each MLAM/FAM-advised fund is determined quarterly based on the relative net assets of each fund. As of the date of this Statement of Additional Information, this annual retainer applies to 52 MLAM/FAM-advised funds. In addition, each non-interested Director/Trustee receives a fee per in-person board meeting attended and per in-person Audit and Nominating Committee meeting attended. The annual per meeting fees paid to non-interested Directors/Trustees aggregate $60,000 for all MLAM/FAM-advised funds for which the Directors/Trustees serve and are allocated equally among those funds. The Trust also reimburses the non-interested Trustees for actual out-of-pocket expenses relating to attendance at meetings. The Audit and Nominating Committee consists of all of the non-interested Directors/Trustees of the Trust.

     The following table sets forth the estimated compensation to be earned by the non-interested Directors/ Trustees for the fiscal year ending November 30, 2000 and the aggregate compensation paid to them from all investment companies advised by the Manager or its affiliate MLAM/FAM-advised funds to the non-affiliated Directors/Trustees for the calendar year ended December 31, 1999.

                                                                                                 AGGREGATE
                                                         PENSION OR                            COMPENSATION
                                       ESTIMATED         RETIREMENT                           FROM FUND/TRUST
                                      COMPENSATION    BENEFITS ACCRUED    ESTIMATED ANNUAL       AND OTHER
                                          FROM           AS PART OF        BENEFITS UPON         MLAM/FAM-
NAME                                   FUND/TRUST    FUND/TRUST EXPENSE      RETIREMENT      ADVISED FUNDS(1)
----                                  ------------   ------------------   ----------------   -----------------
James H. Bodurtha...................     $9,500         None                 None                $133,500
Herbert I. London...................     $9,500         None                 None                $133,500
Joseph L. May.......................     $9,500         None                 None                $133,500
Andre F. Perold.....................     $9,500         None                 None                $133,250
Roberta Cooper Ramo.................     $9,500         None                 None                $      0

---------------
(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Bodurtha (36 registered investment companies consisting of 52 portfolios); Mr. London (36 registered investment companies consisting of 52 portfolios); Mr. May (36 registered investment companies consisting of 52 portfolios); Mr. Perold (36 registered investment companies consisting of 52 portfolios) and Ms. Ramo (29 registered investment companies consisting of 27 portfolios).

The Directors of the Fund and the Trustees of the Trust may be eligible for reduced sales charges on purchases of Class A shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Management Services and Management Fee. The Fund invests all of its assets in shares of the Trust. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into an investment management agreement with Fund Asset Management, L.P., as Manager (the "Management Agreement"). As discussed in "Management of the
Fund -- Fund Asset Management" in the Prospectus, the Manager receives monthly compensation at the annual rate of 0.85% of the average daily net assets of the Trust for its services to the Trust.

     The Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund. The following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     Payment of Trust Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust and the Funds. The Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers, Trustees and Directors who are affiliated persons of the Manager or any affiliate. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Manager or an affiliate of the Manager, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of the Fund's shares. Accounting services are provided to the Trust by the Manager or an affiliate of the Manager, and the Trust reimburses the Manager or an affiliate of the Manager for its costs in connection with such services.

     Payment of Fund Expenses. The Fund pays, or causes an affiliate to pay, all other expenses incurred in the operation of the Fund (except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Manager, or of an affiliate of the Manager, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the offering of Fund shares. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services.

     Organization of the Manager. Fund Asset Management, L.P. is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the

Trust and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Trust.

     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fee will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

     Distribution Expenses. The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust and the Board of Directors of the Fund each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "Select Pricing Funds."

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers may charge a processing fee to confirm a sale of shares to such customers. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such purchases are made through eligible Merrill Lynch Group Employee Services ("GES") accounts. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Merrill Lynch and MLAM/FAM-advised investment companies including the Fund, and to employees of certain selected dealers. Certain persons who acquired shares of certain MLAM/FAM advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

     Rights of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other Merrill Lynch mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Manager provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class B shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charge on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements Through GES. Through GES, certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan.

     Purchase Privileges of Certain Persons. Directors of the Fund, Trustees of the Trust, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Manager, MLAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                                    CDSC AS A PERCENTAGE
                                                      OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE PAYMENT MADE            SUBJECT TO CHARGE
         --------------------------------           --------------------
0-1...............................................          4.0%
1-2...............................................          3.0%
2-3...............................................          2.0%
3-4...............................................          1.0%
4 and thereafter..................................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemption of shares by certain eligible 401(a) and 401(k) plans through eligible GES accounts. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also may be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also may be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plan."

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements Through GES. Through GES, certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing fund. Minimum purchase requirements may be waived or varied for such plans.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges -- Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

The Class C CDSC may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plans. See "Shareholder
Services -- Systematic Withdrawal Plan." The Class C CDSC of the Fund and certain other MLAM-advised mutual funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.

     Class B and Class C Sales Charge Information. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the "NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plan for each of the Class B, Class C and Class D shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

     The Distribution Plan for each of the Class B and Class C shares provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstance payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the redemption and purchase of Fund shares.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Trust at such time.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Trust or the Fund. A redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register;
(ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the

NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Funds not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently, $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders of the Fund who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value is computed by dividing the value of the securities held by the Trust on behalf of the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.

     The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends of distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Securities that are held by the Trust, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the Trust as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Trust may add to or reduce its investment in the Trust on each day the NYSE is open for trading. The value of each investor's (including the Fund's) interest in the Trust will be determined after the close of business on the NYSE by multiplying the net asset value of the Trust by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Trust. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Trust will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Trust as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Trust effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Trust as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Trust by all investors in the Trust. The percentage so determined will then be applied to determine the value of the investor's interest in the Trust after the close of business of the NYSE on the next determination of net asset value of the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Because the Fund will invest exclusively in beneficial interests in the Trust, it is expected that all transactions in portfolio securities will be entered into by the Trust. Subject to policies established by the Board of Trustees of the Trust, the Manager is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Manager seeks to obtain the best net results for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Trust does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Trust.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Manager the Trust will benefit from supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commission that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Manager exercises investment discretion. Conversely, the Trust may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     The Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Trust intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Trust's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust. Securities may be held by, or be appropriate investments for, the Trust as well as other funds or investment advisory clients of the Manager or its affiliates.

     The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Trust on behalf of the Portfolio to the Manager. After considering all factors deemed relevant, the Board of Trustees of the Trust made a determination not to seek such recapture. The Board of Trustees of the Trust will reconsider this matter from time to time.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or its affiliates when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Manager or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent. The Fund does not issue share certificates.

     Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder also may request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

     Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another Select Pricing Fund, or for Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

     Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B shares or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two-and-a-half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half year holding period of the Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held Special Value Fund Class B shares for more than five years.

     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. Please see your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Funds shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

RETIREMENT SAVINGS PLANS

     Individual retirement accounts and other retirement savings plans are available from Merrill Lynch. Under these plans, investments may be made in a Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans, which are described in plan materials. Information with respect to these plans is available on request from Merrill Lynch.

     Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors consider participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

     Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the

Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Conversion of Class B Shares to Class D Shares." If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan, the investor should contact his or her Merrill Lynch Financial Consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                              DIVIDENDS AND TAXES

DIVIDENDS

     The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund have net income from certain foreign currency transactions, such income will be distributed at least annually. See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through his or her selected dealer may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

TAXES

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on a October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. In certain instances, the Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the investment company taxable income of the Fund available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The Trust and the Fund will apply for a private letter ruling from the IRS to the effect that, because the Trust is classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Trust in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act) and the Trust is unable to obtain a private letter ruling from the IRS indicating that it will continue to be classified as a partnership, then the Board of Directors of the Fund will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund's investments from the Trust and to retain an investment adviser to manage the Fund's assets in accordance with the investment policies applicable to the Fund. See "Investment Objective and Policies."

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund's historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that
(1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales loads in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     On occasion, the Fund may compare its performance to, among other things, the Standard & Poor's 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to data contained in publications published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. From time to time the Fund may include the Fund's Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time the Fund may quote in advertisements or other materials other applicable measures of performance and may also make reference to awards that may be given to the Manager.

     The Fund's total return will vary depending on market conditions, the securities held by the Trust, the Trust's operating expenses, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund is a "feeder" fund that invests in the Trust. Investors in the Fund will acquire an indirect interest in the Trust. The Trust may accept investments from other feeder funds, and all of the feeders of the Trust bear the Trust's expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the Trust from different feeders may offset each other and produce a lower net cash flow. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the Trust on more attractive terms, or could experience better performance, than another feeder.

     The Fund was incorporated under Maryland law on October 25, 1999. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

     Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Trust. The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

     There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one Class. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

     The Trust is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Trust, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by the Fund's shareholders.

     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. As of the date of this Statement of Additional Information, the Manager owned 100% of the outstanding common stock of the Fund. The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on the date of this Statement of Additional Information is as follows:

                                                      CLASS A    CLASS B    CLASS C    CLASS D
                                                      -------    -------    -------    -------
Net Assets..........................................  $25,000    $25,000    $25,000    $25,000
                                                      =======    =======    =======    =======
Number of Shares Outstanding........................    2,500      2,500      2,500      2,500
                                                      =======    =======    =======    =======
Net Asset Value Per Share(net assets divided by
  number of shares outstanding......................  $ 10.00    $ 10.00    $ 10.00    $ 10.00
Sales Charge (for Class A and Class D Shares:
  5.25% of Offering Price (5.54% of net amount
     invested))*....................................      .55         **         **        .55
                                                      -------    -------    -------    -------
Offering Price......................................  $ 10.55    $ 10.00    $ 10.00    $ 10.55
                                                      =======    =======    =======    =======

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Account Choices -- Class B and Class C shares -- Deferred Sales Charge Options" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Princeton Forrestal Village, l16-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust and the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     The Bank of New York, 90 Washington Street, 12(th) Floor, New York, New York 10286 (the "Custodian") acts as the custodian of the Trust's assets and the Fund's assets. Under its contracts with the Trust and the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust and the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Trust's and the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's and the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust and the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on November 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing information related to the Trust and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

     As of the date of this Statement of Additional Information, the Manager owned 100% of the outstanding common stock of the Fund. The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder,
Merrill Lynch Focus Twenty Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Focus Twenty Fund, Inc. as of December 20, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Merrill Lynch Focus Twenty Fund, Inc. as of December 20, 1999, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 20, 1999

                     MERRILL LYNCH FOCUS TWENTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 20, 1999
                            ------------------------

ASSETS:
  Investment in Master Focus Twenty Trust...................  $100,000
  Prepaid registration fees (Note 3)........................   181,195
  Prepaid offering costs (Note 3)...........................   130,000
                                                              --------
     Total assets...........................................   411,195
LIABILITIES:
  Liabilities and accrued expenses..........................   311,195
                                                              --------
NET ASSETS..................................................  $100,000
NET ASSETS CONSIST OF:
  Class A Shares of Common Stock $.10 par value, 100,000,000
     shares authorized......................................  $    250
  Class B Shares of Common Stock $.10 par value, 100,000,000
     shares authorized......................................       250
  Class C Shares of Common Stock $.10 par value, 100,000,000
     shares authorized......................................       250
  Class D Shares of Common Stock $.10 par value, 100,000,000
     shares authorized......................................       250
  Paid-in Capital in excess of par..........................    99,000
                                                              --------
NET ASSETS                                                    $100,000
                                                              ========

NET ASSET VALUE:
Class A -- Based on net assets of $25,000 and 2,500 shares
  outstanding                                                 $  10.00
Class B -- Based on net assets of $25,000 and 2,500 shares
  outstanding                                                 $  10.00
Class C -- Based on net assets of $25,000 and 2,500 shares
  outstanding                                                 $  10.00
Class D -- Based on net assets of $25,000 and 2,500 shares
  outstanding                                                 $  10.00
                                                              ========

------------------

Notes to Financial Statement.

(1) Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 25, 1999 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 2,500 Class A shares, 2,500 Class B shares, 2,500 Class C shares and 2,500 Class D shares of Common Stock to Fund Asset Management, L.P. (the "Manager"). The Fund invests all of its assets in Master Focus Twenty Trust (the "Trust").

(2) The Trust will enter into an investment management agreement with the Manager. The Fund will enter into distribution agreements with Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor"). (See "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information.) Certain officers and/or trustees of the Trust and certain officers and/or directors of the Fund are officers and/or directors of the Manager and the Distributor.

(3) Prepaid registration fees are charged to income as the related shares are issued. Prepaid offering costs consist of legal and printing fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund. The Manager, on behalf of the Fund, will incur organization costs estimated at $20,375.

CODE #: 19081-1299